Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Angelia Lansinger Hrytsyshyn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of mPhase Technologies, Inc. on Form 10-Q for the period ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of mPhase Technologies, Inc.

Date: February 10, 2022

By:	/s/ Angelia Lansinger Hrytsyshyn
Name:	Angelia Lansinger Hrytsyshyn
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)